SAFECO LIFE INSURANCE COMPANY
                      Safeco Life Variable Annuity Account

                         Composite Deferred Series, Inc.
                            Growth & Income Portfolio
                                Income Portfolio
                               Northwest Portfolio

                             Notice of Substitutions
                         Supplement Dated April 7, 2000
                                     to the
                          Prospectus Dated May 1, 1998

This is to notify you that SAFECO Life Insurance Company will substitute shares of portfolios of the SAFECO Resource Series Trust ("RST") for shares of portfolios of the Composite Deferred Series, Inc. ("CDS") on April 22, 2000, as follows:

               Shares of the RST Growth Portfolio* for shares of the CDS Growth & Income Portfolio; Shares of the RST Bond Portfolio for shares of the CDS Income Portfolio; Shares of the RST Northwest Portfolio for shares of the CDS Northwest Portfolio.

As a result of the substitution, your contract value in portfolios of the Composite Deferred Series Inc. will be automatically transferred to the applicable SAFECO Resource Series Trust portfolio. SAFECO Resources Series Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of six separate portfolios. The investment adviser for the RST is SAFECO Asset Management Company. These substitutions were approved by an Order of the Securities and Exchange Commission issued on December 29, 1999.

Both prior to and after the substitution occurs, you will be able to transfer among the available investment options without charge. However, the RST portfolios will not be available investment options prior to April 22, 2000, and the CDS portfolios will not be available investment options after that date. All transfers must be at least $1,000 or the entire value in a portfolio.

A confirmation statement showing the amount of your contract value that was transferred, as a result of the substitution, to the RST Growth Portfolio, RST Bond Portfolio, and/or RST Northwest Portfolio respectively, will be sent to you shortly after the substitution is completed. Please review the confirmation and the enclosed prospectuses for RST Growth Portfolio, RST Bond Portfolio, and the RST Northwest Portfolio.

Expense ratios for these RST portfolios are currently higher than the corresponding expense ratios of the CDS portfolios. To prevent owners with contract values allocated to the CDS portfolios as of April 22, 2000, from paying higher expenses as a result of the substitution, SAFECO Life will reduce the mortality and expense charge for affected owners to the extent necessary to offset the amount by which the respective RST portfolio expense ratio, after the substitution, exceeds the 1998 expense ratio of the CDS portfolio it replaced SAFECO Life guarantees that this mortality and expense risk charge reduction will remain in effect until January 1, 2003. After this date, SAFECO Life will waive any remaining contingent deferred sales charge applicable to the contracts.

Included with the prospectuses for the substituted RST portfolios are prospectuses for additional portfolios of the SAFECO Resource Series Trust. The RST Equity Portfolio and the RST Small Company Stock Portfolio** will be made available to you as investment options under your contract as of April 22, 2000. The reduction in the mortality and expense charge does not apply to these two RST portfolios. The RST Money Market Portfolio will not be made available under your contract at this time.

  *Effective May 1, 2000, the RST Growth Portfolio will change its name to RST Growth Opportunities Portfolio.
**Effective May 1, 2000, the RST Small Company Stock Portfolio will change its name to RST Small Company Value Portfolio.